                              DATED 15 JANUARY 2007

                     (1) UNIVERSITY OF WARWICK SCIENCE PARK
                            INNOVATION CENTRE LIMITED

                                       AND

                      (2) OCEAN POWER TECHNOLOGIES LIMITED

                                   ----------

                                      LEASE
                                   Relating to
                                     Unit 6
                     Warwick Science Park Innovation Centre
                             Warwick Technology Park
                                  Gallows Hill
                                     Warwick
                                    CV34 6UW

                                   ----------

TERM          : 2 years from and including the 2 January 2007 until and
                including the 1 January 2009 (Subject to prior determination renewal or continuation)
TENANTS BREAK : 1 January 2008
YEARLY RENT   : L25,020.00per annum (exclusive)
PAYABLE       : Monthly in advance by Direct Debit
NOTE          : This Lease is excluded from the security of tenure provisions of the Landlord & Tenant Act 1954 (as amended)

                             FLINT, BISHOP & BARNETT
                                   SOLICITORS
                                   THE ATRIUM
                               20 WOLLATON STREET
                                   NOTTINGHAM
                                     NG1 5FW
                               REF. JR/037556.0014

THIS LEASE made the 15th day of January two thousand and seven _______.

BETWEEN

1. UNIVERSITY OF WARWICK SCIENCE PARK INNOVATION CENTRE LIMITED, (company number 03205246) whose registered office is at the University of Warwick in the City Of Coventry in the County of West Midlands (THE LANDLORD)

2. OCEAN POWER TECHNOLOGIES LIMITED (company number 05225532) of Warwick Innovation Centre Warwick Technology Park Gallows Hill Warwick CV34 6UW (THE TENANT)

NOW THIS DEED WITNESSETH as follows:

1    INTERPRETATION

1.1  In this Lease Urn following definitions apply:

     THE ADDITIONAL RENTS      Means the additional rents reserved in
                               sub-clauses 2.1 to 2 5 inclusive

     THE BASIC YEARLY RENT     TWENTY FIVE THOUSAND AND TWENTY POUNDS
                               (L25,020.00) per annum excluding VAT

     THE COMMON PARTS OF THE   Means those parts of the Warwick Innovation
     WARWICK INNOVATION        Centre provided for the common use benefit or
     CENTRE                    enjoyment of the occupants of the Warwick
                               Innovation Centre including all car parking
                               roadways footways landscaped and other common
                               areas

     DIRECT DEBIT              Means a process of automated payment operated by
                               BACS Payment Schemes Limited or equivalent
                               service enabling the collection of funds at the
                               request of the payee

     THE INSURED RISKS         Means the risks against which the Landlord may
                               from time to time procure insurance pursuant to
                               Clause 4.2 hereof

     THE INTEREST RATE         Means a rate equal to 2% above the base lending
                               rate (or its equivalent) of Barclays Bank pic
                               from time to time

     THE LANDLORD'S COSTS      Means the moneys actually expended or reserved
                               for periodical and/or future expenditure by or on
                               behalf of the Landlord in providing the
                               Landlord's Services and in making all necessary
                               contributions to the maintenance and operation of
                               the Warwick Technology Park in respect of the
                               Warwick Innovation Centre and its occupants from
                               time to time

     THE LANDLORD'S SERVICES   Means the services amenities facilities and
                               payments set out in the Third Schedule hereto

     THE LETTABLE AREAS        Means all of the Units contained within the
                               Warwick Innovation Centre which are either
                               occupied or available for occupation from time to
                               time

     THE MANAGING AGENT        Means the Landlord's representative or Managing
                               Agent appointed from time to erne by the Landlord
                               to administer and manage the Warwick Innovation
                               Centre

     THE PERMITTED USER        Means use for the purposes of research
                               development design training technical support
                               services and ancillary commercial exploitation
                               functions in connection with the business of
                               Ocean Power Technologies Limited

     THE PERPETUITY PERIOD     Means the period of eighty years from the date
                               hereof

     THE PLAN                  Means the plan annexed hereto

     THE PLANNING ACTS         Means the Town and Country Planning Act 1990 (as
                               amended) and any subsequent legislation of a
                               similar nature and any Order instrument plan
                               regulation permission consent and direction made
                               or issued thereunder or deriving therefrom

     THE RELEVANT DATE         Means 1 January 2008

     SERVICE MEDIA             Means the pipes poles meters wires cables sewers
                               drains mains truncking ducts channels
                               watercourses gutters structures apparatus
                               equipment machinery sub-stations and other media
                               now or within the Perpetuity Period to be
                               constructed for the provision of all or any
                               service of whatsoever nature or the extraction of
                               any matter or thing such media serving or forming
                               part of the Warwick Innovation Centre whether or
                               not the same serves it exclusively or otherwise

     THE TERM Means the Term of 2 years from and including the 2 January 2007 to the 1 January 2009

     THE UNIT Means Unit no. 6 in the Warwick Innovation Centre described in Part I of the First Schedule

     THE WARWICK INNOVATION    Means the building erected within the Warwick
     CENTRE                    Technology Park and shortly known as the Warwick
                               Innovation Centre and any alterations or
                               additions thereto together with the land forming
                               the site and curtilage thereon

     THE WARWICK TECHNOLOGY    Means the land situate at Gallows Hill Warwick
     PARK                      known as the Warwick Technology Park owned and
                               developed by Warwickshire County Council

1.2  In this Lease where the context so admits:-

     1.2.1 The expression the Landlord shall include the person or persons for the time being entitled to the reversion expectant upon the determination of the Term

     1.2.2 Where there are two or more persons included in the expression the Tenant and the Guarantor covenants contained in this Lease which are expressed to be made by the Tenant and/or the Guarantor shall be deemed to be made by such persons jointly and severally

     1.2.3 Any reference to the Unit shall include the whole and/or any part or parts thereof

     1.2.4 Any obligation imposed herein on the Tenant not to do any act or omission shall include an obligation not to permit or cause any such act omission or default by any other party

     1.2.5 Where the Tenant is obliged to make any payment under the provisions or this Lease such obligation shall include an obligation to pay a fair and reasonable proportion (determined by the Landlord) of the like payment where it is demanded of the Landlord in respect of the Unit and other parts of the Warwick innovation Centre

2    TERM RENT ETC

     in consideration of the rents hereby reserved and the Tenant's covenants and conditions hereinafter contained and on the part of the Tenant to be paid observed and performed and (if a Surety is hereinbefore named) at the request of the Guarantor the Landlord HEREBY DEMISES unto the Tenant with full title guarantee ALL THAT Unit together with the rights (in common with the Landlord and all others from time to time entitled thereto) specified in Part II of the First Schedule hereto EXCEPT AND RESERVING the easements rights and matters specified in Part III of the First Schedule hereto TO HOLD the same unto the Tenant subject to the easements quasi-easements covenants rights privileges terms and conditions hereinafter contained for the Term

     YIELDING AND PAYING therefore to the Landlord the Basic Yearly Rent such rent to be paid by equal monthly payments in advance on the first day of each calendar month in every year the first of such payments being a proportion thereof to the last day of the month next following the date hereof to be paid on completion of this Lease

     AND FURTHER YIELDING AND PAYING: -

2.1 Forthwith upon demand throughout the Term a sum or sums of money (the insurance Rent) in each year of the Term equal to a fair and proper proportion of the money which shall be expended by the Landlord in each year in or in respect of maintaining the insurance of the Unit the Warwick Innovation Centre and the Landlord's fixtures of an insurable nature which at any time during the Term may be erected placed upon or affixed within the Unit or the Warwick Innovation Centre in accordance with the covenant on the pan of the Landlord contained in clause 4.2 hereof

2.2 Yearly and proportionately for any fraction of a year a service charge (the Service Charge) the amount thereof to be calculated and payable in accordance with the provisions of the Second Schedule hereto

2.3 A sum of money (the Reimbursement Rent) equal to the amount (if any) which the Landlord shall incur in each year of the Term in remedying any breach of covenant hereunder by the Tenant or the Guarantor or in ensuring compliance by the Tenant or the Guarantor with their obligation in this Lease such sum to be paid on demand at any time

2.4 A sum of money (the Interest Rent) in each year of the Term and proportionately for part of a year calculated at the Interest Rate in force from time to time on any moneys overdue for payment hereunder calculated from the date payment fell due such Interest Rent to be paid on the date on which the money or moneys on which it has accrued are paid Provided

     Always that moneys shall be deemed overdue if not paid within fourteen days of the day provided for payment thereof or (if paid by Direct Debit) if payment is not received within two working days of request being made under such mandate

2.5 A sum of money (the VAT Rent) equal to such Value Added Tax or other similar tax (VAT) which is or may be or become chargeable upon any supply or payment (including without limitation the rents reserved in this clause
     2) made pursuant to the provisions of this Lease payable upon presentation of an appropriate invoice for such supply or payment

     PROVIDED THAT neither the Reimbursement Rent nor the Interest Rent shall prejudice any other right or remedy of the Landlord to recover monies due by this tease

3    TENANTS COVENANTS

     The Tenant HEREBY COVENANTS with the Landlord as follows: -

3.1  PAYMENT OF RENT

     To pay the Basic Yearly Rent and the Additional Rents at the times and in manner aforesaid clear of all deductions by Direct Debit from such a bank account as shall be nominated from time to time by the Tenant and for which the Tenant shall maintain a valid Direct Debit mandate in favour of the Landlord

3.2  PAYMENT OF RATES ETC

     To pay all rates taxes duties assessments charges impositions liabilities outgoings and obligations whatsoever whether Parliamentary parochial municipal local environmental or of any other description at any time assessed charged or imposed upon or payable in respect of the Unit or upon the owner or occupier in respect thereof save for any liability imposed on the Landlord arising out of dealing with its reversionary interest

3.3  OUTGOINGS

     To pay all charges (including meter rents and installation charges) for water gas electricity and telephone or other services consumed in or used by the Unit or its occupants

3.4  REPAIRS

     3.4.1 To maintain and keep the Unit in good and tenanted repair and condition except for damage by any of the Insured Risks unless the relevant policy or policies shall have been rendered void or voidable or payment of the whole or part of the insurance money refused in consequence of some act or default on the part of or suffered by the Tenant its servants or licensees or invitees

     3.4.2 To use such contractors and appropriately qualified persons as shall first be approved in writing by the Landlord to carry out all or any works pursuant to Clause 3.4.1 hereof

3.5  DECORATION

     To keep and maintain the interior of the Unit in good decorative order throughout the Term and to repaint and redecorate throughout at least once during the Term

3.6  TO YIELD UP PREMISES

     At the expiry of the Term quietly to yield up unto the Landlord the Unit as shall be in accordance with the several covenants on the part of the Tenant and the conditions agreements and obligations herein contained or contained in any licence or agreement made supplemental hereto

3.7  TO COMPLY WITH STATUTES

     3.7.1 At the Tenant's own expense to do all such works and comply with all such directions and requirements in pursuance of any existing or future Acts of Parliament statutory instruments bye-laws rules regulations orders notices directions planning permissions licences or consents already made or hereafter made and for the time being in force are or may be required to be done to the unit or the Tenant's user

     3.7.2 At the Tenant's own expense within 7 days of receipt of the same to give to the Landlord a copy of any notice order direction requisition or other thing issued or given by (or particulars of any proposal for a notice or order of) any government department district council local or public or other competent authority and relating to or affecting or likely to affect the Unit or the Warwick Innovation Centre or the use thereof or the persons employed therein and without delay to take all reasonable or necessary steps to comply with such notice order direction or requisition so far as it relates to the Tenant's use and occupation of the Unit

3.8  RIGHTS OF LANDLORD TO INSPECT

     3.8.1 To permit the Landlord at all times during the Term and during reasonable hours in the daytime upon previous notice in writing whenever practical and at any time and without notice in an emergency to enter into and upon the Unit to view the state of repair and condition of the same and to ascertain whether the covenants on the part of the Tenant and the conditions agreements and obligations herein contained are being duly observed and performed as to defects and wants of reparation for which the Tenant is liable hereunder or otherwise and to take inventories of the Landlord's fixtures and fittings and appurtenances and things then upon the Unit or to be yielded up at the expiration or sooner determination of the Term and to give or leave at the Unit notice in writing to the Tenant of any such defects and wants of reparation or obligations hereunder on the part of the Tenant and the Tenant will within the period of twenty-eight days after such notice or sooner if requisite repair and make good the same in accordance with such notice and the covenants conditions agreements and obligations in that behalf herein contained and in case the Tenant snail make default in so doing it shall be lawful for the workman and others employed or authorised by the Landlord (without prejudice and in addition to the right of re-entry hereinafter contained and any other right or remedy of the Landlord) to enter into and upon the Unit (with or without plant and materials) and repair make good decorate and restore such defects and wants of reparation and all reasonable costs charges and expenses incurred thereby (which costs charges and expenses shall include but not be limited to all legal costs surveyors and architects fees and other professional fees and other expenditure whatsoever incidental thereto or attendant thereon together with interest thereon at the Interest Rate from the date of expenditure) shall be a debt due from the Tenant to the Landlord on demand

     3.8.2 RIGHTS OF ENTRY

          To permit the Landlord and its agents or workmen and the tenants and occupiers of the Warwick Innovation Centre now or at any time hereafter belonging to the Landlord at all convenient hours in the daytime and on reasonable prior notice (except in case of emergency) to the Tenant to enter upon the Unit for executing inspecting, cleaning, decorating, maintenance, repairs or alterations to or upon any other part of the Warwick Innovation Centre Or the Service Media such persons making good forthwith upon completion thereof to the reasonable satisfaction of the Tenant all damage to the Unit thereby occasioned

3.9  ERECTIONS AND INSTALLATIONS

     3.9.1 Not to erect any new structure within the Unit or make any alteration or additions of whatsoever nature to the Unit or any Service Media

     3.9.2 Notwithstanding anything contained in the immediately preceding sub-clause not to bring into the Unit any article or thing which shall exceed the permitted floor loading of the Unit from time to time nor to suspend permit or cause to be suspended from the ceiling of the Unit or any attachment thereto any article or thing of whatsoever nature

     3.9.3 In the event of any breach of sub-clause 3.9.1 or 3.9.2 of this sub-clause the Landlord shall be at liberty to enter the Unit to remove or restore as the case may be all or any of sued unauthorised structures erections alterations improvements or additions as may be found and the costs of carrying out such work together with interest thereon at the rate specified in Clause 2.4 hereof from the date of expenditure snail be due to the Landlord by the Tenant forthwith on demand

     3.9.4 Notwithstanding the aforesaid provisions the Tenant may (having first given not less than fourteen days prior written notice all requisite plane to the Landlord and not having received any objection from the Landlord prior to commencing work) install and/or remove internal demountable non-structural partitioning provided that:-

          a) the Tenant will procure the removal of the same and the making good all damage so caused to the Unit and/or the decoration thereof at the end of the Term; and

          b) the Tenant ensuring full compliance with the requirements of the fire or other competent authority all building regulations and the reasonable requirements of the Landlord's insurers from time to time during their retention

3.10 INDEMNITY

     To keep the Landlord fully and effectually indemnified from and against all expenses proceedings costs claims damages demands and any other liability whatsoever arising directly or indirectly out of: -

     3.10.1 The state of repair and condition of the Unit any alteration thereto or the user thereof or work carried out or in the course of being carried out to the Unit

     3.10.2 The breach by the Tenant of any of its obligations under this Lease or

     3.10.3 Any of the following caused by or arising from any acts or omissions of the Tenant its servants agents visitors:-

          a) Any interference or alleged interference or obstruction of any right or alleged right of light air drainage now existing for the benefit of any adjoining or neighbouring property; or

          b)   Any malfunction or stoppage of the Service Media

3.11 USER

     3.11.1 Not to use the Unit or any part or parts thereof for any purpose other than for the Permitted Use

     3.11.2 Not to undertake any user within the Unit which may or might lead to suspension of the Landlord's election to charge VAT upon supplies relating to the Unit or the Warwick Innovation Centre

     3.11.3 Not to carry on any offensive noisy noxious hazardous or dangerous trade or act or any illegal or immoral purpose or for any purpose or in any manner which may be a nuisance or annoyance to the Landlord or the owners or other occupiers of neighbouring or adjacent premises

     3.11.4 Not to permit any sale by auction or public exhibition or public show of spectacle or political meeting to take place on the Unit

     3.11.5 Not to suffer the Unit or any part thereof to become void and not to claim the benefit of any void rate or void rate period in respect of it or any part of it

     3.11.6 Not to sleep or reside upon or permit any person or persons to sleep or reside Upon the Unit or any part thereof

3.12 ADVERTISEMENTS AND SIGNS

     3.12.1 Not except as authorised by sub-clause 3.12.2 hereof to exhibit on the exterior of the unit or on the Warwick Innovation Centre (or inside the Unit so as to be visible from the outside) any sign signboard or hanging sign fascia advertisement placard or lettering

     3.12.2 To put and maintain by the method and of a size and type required by the Landlord properly and professionally painted or built up perspex or plastic detachable signs previously approved in writing by the Landlord stating the Tenant's name on the purpose made display panel in the entrance of the Warwick Innovation Centre and on the front door or the Unit in such position as shall be allocated from time to time by the Landlord

3.13 PLANNING

     3.13.1 Not to do or omit or permit to be done or omitted anything on or in connection with the Unit the doing or omission of which shall be a contravention of the Planning Acts or of any notice orders licences consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby and to indemnify the Landlord against all actions proceedings damages penalties costs charges claims and demands in respect of such acts and omissions or any of them

     3.13.2 Not to apply for any planning permission relating to the Unit or to the use thereof

3.14 INSURANCE

     3.14.1 Forthwith to insure and at all times during the said Term to keep insured in some established office approved by the Landlord owners and occupiers third party liability risks in a sum of not less than L5,000,000 and whenever required to produce to the Landlord or its agent the policy or policies of such insurance with the receipts for premiums payable in respect of the same and to cause all moneys received under or by virtue of any such insurance to be forthwith laid out and expended in settlement of any third party claims and make good any deficiency out of the Tenant's own moneys

     3.14.2 In the event of the Unit or any parts thereof or the Warwick Innovation Centre or any parts thereof or any adjoining or neighbouring premises or any parts thereof being at any time during the Term damaged or destroyed and the insurance money under any policy or policies of insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant its servants agents licensees or visitors forthwith to pay to the Landlord the difference between the moneys actually received under the Landlord's said policy or policies and the amount which the Landlord would have received if the Tenant or others aforesaid had not committed such act or default as aforesaid

3.15 ASSIGNMENT UNDERLETTING AND OCCUPATION

     Not to assign transfer charge mortgage underlet or part with or share the use or possession or occupation of the Unit

3.16 ADMINISTRATION OF THE WARWICK TECHNOLOGY PARK

     3.16.1 Not to bring or permit to be brought into the Unit or the Warwick Innovation Centre or to place or store or permit to be placed or stored or lo remain in or about the Unit or the Warwick Innovation Centre any article or thing which is dangerous combustible inflammable radio-active or explosive or the keeping of which may contravene any statute or order or local regulation or bye-law or constitute a nuisance to the Landlord or occupiers owners or tenants of neighbouring property and without prejudice to the generality of the foregoing not to bring onto or suffer to be brought onto or kept on the Unit or any part thereof any live or dead animals fish birds game or other food stuffs save only for such items as are bought to the Unit by the Tenant or its employees for their own consumption

     3.16.2 From time to time during the Term to pay alt costs charges and expenses incurred by the landlord in abating any nuisance caused by the Tenant its servants agents licensees or visitors on the Unit or on any other part of the Warwick Innovation Centre and in executing all works as may be necessary for abating a nuisance caused by the Tenant or such other persons on the Unit in obedience to a notice served by any local or other authority

     3.16.3 Subject to sub-clause 3.16.8 hereof not to deposit or permit or suffer to be deposited any rubbish or refuse within or outside the Warwick Innovation Centre (except as hereafter mentioned) and not to deposit or burn any rubbish or refuse on the Unit and to remove at regular intervals all and any refuse or rubbish to receptacles to be provided by the Landlord within or outside the Warwick Innovation Centre


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

     3.16.4 To comply with

          a) all such reasonable regulations as the Managing Agent shall from time to time make in connection with any security system(s) and/or procedures or under the powers conferred on it by paragraph 4 of Part III of the First Schedule hereto; and

          b) all such regulations as may apply from time to time in respect of the Warwick Technology Park and are notified to the Tenant

     3.16.5 Not to endanger or permit or suffer the endangering of the Service Media or any part thereof by overloading or polluting the same or otherwise utilise the same so that it may diminish its or any part of its efficiency or usual life expectancy

     3.16.6 Not to allow to pass into the Service Media any harmful noxious or deleterious effluent or other substance which may cause an obstruction in or injure the said sewers drains or watercourses

     3.16.7 Not to:

          a) Park any vehicle except in the parking spaces (if any) designated as such by the Landlord from time to time and allocated from time to time for use by occupiers of the Warwick Innovation Centre or in connection with the Unit and in particular not to park any such vehicle on nor to cause any obstruction or damage to the roadways passages accessways or any areas designated from time to time by the Landlord for common use in the Warwick Innovation Centre and to permit the Landlord its agents or contractors to remove at the cost of the Tenant any such improperly parked vehicles or obstructions

          b) Cause or permit the loading or unloading of any vehicles unless the same is carried out within the areas (if any) designated for such use from time to time during the Term by the Landlord

     3.16.8 Not to dispose of any chemical combustible hazardous radio-active nuclear or other waste except in accordance with the proper codes of practice laid down by Government Industry or other appropriate authority

     3.16.9 To permit the Managing Agent to remove the Tenant and all unauthorised persons or any personnel agents or servants of the Tenant should they in the sole opinion of the Managing Agent be or become a hazard or danger to other occupiers of the Warwick Innovation Centre by reason of their acts omission or defaults or should they fail to observe and perform the safety security or other regulations issued by the Managing Agent from time to time

3.17 COSTS

     3.17.1 To reimburse the Landlord's reasonable legal and other costs incurred by the grant of this Lease

     3.17.2 To pay all reasonable and proper costs charges and expenses (including solicitors' cost and surveyors' fees) incurred by the Landlord for the purpose or in contemplation of or incidental to the preparation and service of any notice under sections 146 and 147 or the Law of Property Act 1925 (or any statutory modification thereof) notwithstanding that forfeiture may be avoided otherwise than by relief granted by the Court

     3.17.3 To pay all costs and expenses (including solicitors' costs and surveyors' fees) incurred by the Landlord in contemplation of or incidental to the preparation and service of any notice and/or schedule relating to the schedule of dilapidations and whether by the Landlord or not the same is served during or within 3 months after the expiration or sooner determination of the Term (howsoever the same may be determined) but relating in all cases only to dilapidations which accrued prior to the expiration or sooner determination of the Term

     3.17.4 Where by virtue of any of the provisions of this Lease the Tenant is required to pay or repay to the Landlord or to any other person or persons any moneys (whether in respect of rent the supply of any goods or services by the Landlord or any other person or persons or otherwise) to also pay or repay (upon demand by the provision of an appropriate invoice therefor) and to keep the Landlord indemnified against the amount of any Value Added Tax (or any tax replacing or additional to the same) which may be chargeable in respect thereof

3.18 ADVERTISING FOR SALE OR LEASE

     To permit the Landlord at any time to affix and retain in a conspicuous position on the Unit a notice board during the six months immediately preceding the end or sooner determination of the Term for the re-letting and at any time during the Term for the selling or otherwise dealing with the same or the interest of the Landlord therein

3.19 NOTIFICATION OF DAMAGE

     Forthwith after becoming aware of any damage to the Unit resulting from an insured peril to notify in writing the Landlord of the same and to take all steps necessary to prevent further loss or damage of any description and to indemnify the Landlord in respect of any consequential loss arising out of the neglect or omission of the Tenant to comply with the requirements

4    LANDLORD'S COVENANTS

     The Landlord hereby covenants with the Tenant:

4.1 That the Tenant paying the rents hereby reserved and performing and observing the covenants on the part of the Tenant's conditions and agreements herein contained shall and may quietly enjoy the Unit during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

4.2 If and so long as and to the extent that the Tenant shall pay the Insurance Rent to use its best endeavours to procure insurance (unless the insurance so effected shall become void or voidable through or by reason of any act neglect or default of the Tenant or of the servants agents licensees or visitors of the Tenant) of the Unit (whether alone or in conjunction with any adjoining premises of the Landlord or Superior Landlord) and all buildings erections and Landlord's fixtures of an insurable nature which at any time during the Term may be erected or placed upon or affixed to the Unit against loss or damage by fire explosion aircraft (but not hostile aircraft) or articles dropped therefrom flood storm tempest damage by impact civil commotion earthquake riot and such other risks as the Landlord shall from time to time in its reasonable discretion consider necessary in an insurance company or underwriters of good repute to the full reinstatement value thereof from time to time throughout the Term as the Landlord shall determine together with architects' engineers' and


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

     surveyors' fees based on such value at the current rates for the Landlord's demolition and clearing costs and also a sum equal to three years' loss of the rent hereby reserved and to produce upon demand but no more than once a year to the Tenant a copy of or extract from the Policy of such insurance and the receipt for last payment thereon and in case of destruction or damage by fire or other insured risks (unless payment of any moneys under any policy of insurance shall be refused either in whole or in part through or by reason of any act neglect or default of the Tenant or of the servants agents or visitors of the Tenant) to apply all policy moneys received by the Landlord under or by virtue of any such insurance as aforesaid making of any shortfall out of its own funds (other than in respect of loss of rent) in rebuilding or reinstating the Unit with all reasonable speed

5    AGREEMENTS

     IT IS HEREBY AGREED between the Landlord and the Tenant as follows:

5.1  FORFEITURE

     If the rents or any part thereof hereby reserved or made payable by the Tenant shall be unpaid for twenty-eight days after becoming payable or if such payment has not been received within two working days following request by Direct Debit (whether legally demanded or not) or if any covenant on the Tenant's part herein contained shall not be performed or observed or if the Tenant or any other person in whom for the time being the Term hereby created shall be vested or any Surety shall become insolvent or enter into any composition with his creditors or suffer any distress or execution to be levied on his goods or being a company shall enter into administration or liquidation either voluntarily (except for the purpose of amalgamations of reconstruction) or compulsorily or if a receiver shall be appointed thereof (and these terms are to be interpreted in accordance with the provisions of the Insolvency Act 1986) or the Tenant shall leave the Unit unoccupied for a continuous period of three months then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Unit or any part thereof in the name of the whole and peaceably to hold and enjoy thenceforth the Unit as if this Lease had not been made and thereupon the Term shall absolutely determine but without prejudice to any claim right of action or remedy in respect of any agreements or obligations on the part of either party herein contained

5.2  RECEIPT OR DEMAND FOR RENT NOT ACT AS WAIVER

     No acceptance of or demand or receipt for rent by the Landlord after knowledge or notice received by the Landlord or its agents of any breach of any of the Tenant's covenants herein contained or implied or after the service by the Landlord or the Tenant of any notice hereunder or in respect hereof shall operate as a waiver in whole or in part of any such breach or of all or any of the Landlord's rights of forfeiture or re-entry in respect thereof but that any such breach shall for all the purposes of this Lease be a continuing breach of covenant so long as such breach shall be subsisting

5.3  DESTRUCTION OR DAMAGE TO THE UNIT

     In the event of the destruction or damage of the Unit or any material part thereof by any of the Insured Risks so as to be unfit for occupation and use then and in every such case (unless the insurance of the Unit shall have become void or payment of the insurance moneys be refused in whole or in part by reason of or arising out of any set omission neglect or default by or on the part of the Tenant or any person under the control of the Tenant) the rents hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended from the date of such damage or destruction until the Unit has been re-built or reinstated and made fit for occupation and use or for 3 years from the date of such damage or for the residue of the Term then remaining (whichever is the


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

     shorter) and in case of dispute touching this provision the same shall be referred to arbitration as set out in Clause 5.6 hereof

5.4  NOTICES

     That the provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1952 shall apply to any notice served under this Lease

5.5  DISPUTES BETWEEN TENANTS

     Any dispute arising between the Tenant and the tenants or the owners or occupiers of adjoining or neighbouring premises forming part of the Warwick Innovation Centre or otherwise belonging to the Landlord as to the nature and extent of any easement right or privilege in favour of or affecting the Unit or such other premises shall be decided by the Managing Agent whose decision save in the case of manifest error shall be binding upon all parties to the dispute or shall be settled in such manner as the Landlord shall direct

5.6  SETTLEMENT OF DISPUTES

     That except where otherwise provided if any dispute shall arise between the Landlord and the Tenant at any time with respect to the construction or effect of this Lease or any provision hereof or otherwise in connection with the Unit such dispute shall be referred to and be determined by a single arbitrator appointed (in default of agreement between the Landlord and the Tenant) by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the provisions of the Arbitration Act 1996 and any amendment or modification thereof

5.7  LANDLORD AND TENANT ACT 1954 (AS AMENDED)

     5.7.1 The Tenant hereby confirms that before the date of this Lease:

          a) The Landlord served on the Tenant a notice dated 6 December 2006 in relation to the tenancy created by this Lease (the Notice) in a form complying with the requirements of Schedules 1 and 2 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 (the Order)

          b) The Tenant or a person duly authorised by the Tenant in relation to the Notice made a statutory declaration (the Declaration) dated 20 December 06 in a form complying with the requirements of
               Schedule 2 of the Order

     5.7.2 The Tenant further confirms that where the Declaration was made by a person other than the Tenant the declarant was duly authorised by the Tenant to make the declaration on the Tenant's behalf

     5.7.3 The Landlord and the Tenant confirm that there is no Agreement for Lease to which this Lease gives effect

     5.7.4 The Landlord and Tenant agree to exclude the provisions of sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended) in relation to the tenancy created by this Lease

     5.7.5 That subject to the provisions of sub-section (2) of Section 38 of the Landlord and Tenant Act 1954 neither the Tenant nor any assignee transferee or underlessee


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

          shall be entitled on quitting the Unit to any compensation under
          Section 37 of the said Act

5.8  WORDINGS ON COVER HEREOF AND HEADINGS

     Headings to sections schedules paragraphs clauses and sub-clauses hereof are for ease of reference only and are not to form pan of the text or to govern or vary the terms hereof in any way whatsoever

5.9  REFERENCES TO STATUTES ETC

     All references herein to statutes statutory instruments rules orders and regulations or the like shall (unless otherwise stated) include any future re-enactments or modifications thereof and those made in substitution or replacement of any which are repealed

5.10 VALUE ADDED TAX

     All and any moneys payable pursuant to the provisions of this Lease (whether reserved as rent or otherwise) shall be deemed to be exclusive of
     (VAT) and where such money shall be or become liable to VAT then such VAT shall be payable in addition to the said moneys on production of a proper VAT invoice

6    THIRD PARTY RIGHTS

     Notwithstanding the provisions of the Contracts (Rights of Third Parties) Act 1999 or any other provision the obligations herein contained shall be enforceable only by the parties hereto

7    STAMP DUTY LAND TAX

     The Landlord and the Tenant hereby certify that there is no Agreement for Lease to which this Lease gives effect

8    TENANT'S BREAK CLAUSE

     If the Tenant shall desire to determine the Term upon the Relevant Date (if such expression is defined in this Lease) then the Tenant shall give to the Landlord not less than three months prior written notice or such desire and if the Tenant shall pay all rents due to the Relevant Date and shall on or before the Relevant Date give vacant possession of the Unit to the Landlord men immediately upon the Relevant Date this Lease and the Term shall cease and become void and of no further effect save only for any prior breach by either party

IN WITNESS whereof the Landlord has hereunto affixed its common seal and the Tenant and the Guarantor (if any) have executed as deed a counterpart hereof and all parties have delivered this deed the day and year first before written


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

                               THE FIRST SCHEDULE

                                PART 1 - THE UNIT

ALL THAT Unit numbered 6 situate on the ground floor within the Warwick Innovation Centre and having an area extending to approximately 1,390 square feet as is for the purpose of identification only shown edged red on the Plan including (without derogating from the generality of the foregoing and the demise hereby made)

1    The Landlord's plant fixtures and fittings in or upon the same

2 The floor covering and ceiling surface of such part of the Warwick Innovation Centre as is hereby demised but not horizontal structure supporting the same

3 The surface finish (but not any structure beyond) of all boundary walls and structures which serve to enclose the Unit

4 All Service Media running in upon over or under the Unit which exclusively serve the Unit

5 All additions (except tenant's trade fixtures) hereafter made in or about the premises hereby demised

              PART II - RIGHTS AND EASEMENTS GRANTED TO THE TENANT

1 Subject as hereinafter provided a free and uninterrupted right of way for the Tenant its servants agents or invitees and visitors (in common with the Landlord and all others from time to time entitled thereto) for the purposes of ingress to and egress from the Unit:

1.1 On foot and with or without vehicles over and across the roadways designated by the Landlord for such use within the site of and leading to and from the Warwick innovation Centre from the publicly adopted highway

1.2 On foot only over and across the entrance hall stairs lifts (if any) corridors and any areas within the Warwick Innovation Centre designated from time to time by the Landlord for common use including without limitation kitchens and toilet accommodation

     SUBJECT TO the Landlord from time to time issuing directions for the regulation flow and control of pedestrian or vehicular traffic thereon

2 The free and uninterrupted passage and running of all services to and from the Unit through the Service Media now serving the Unit and which are situate in upon over or under the Warwick Business Innovation Centre Provided Always and It Is Hereby Agreed and Declared that if at any time during the Term the Landlord shall desire to alter stop up or divert such Service Media or any part of parts thereof the Landlord shall have full right and liberty so to do subject to the Landlord leaving available for use at all times by the Tenant reasonable and adequate alternative provisions for the services hereinbefore mentioned

3 The right (in common as aforesaid) to use and enjoy such part or parts of the Warwick Innovation Centre as shall be designated by the Landlord from time to time in such manner as the Landlord shall from time to time direct


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

4 The right (in common as aforesaid) to park private motor vehicles belonging to the Tenant or the servants and visitors of the Tenant in such part or parts of the areas of the Warwick Innovation Centre designated as such and as may be allocated by the Landlord from time to time Provided Always and It Is Hereby Agreed and Declared that if at any time during the Term and in its absolute discretion the Landlord shall desire to alter or relocate such areas than the Landlord shall have full right and liberty so to do

       PART III - RIGHTS AND OTHER MATTERS TO WHICH THE DEMISE IS SUBJECT

1 Such easements quasi-easements rights and benefits of a similar nature as are now enjoyed by any third party

2 Such rights of access to and entry upon the Unit by the Landlord and its or their lessees and tenants and all others authorised by it or them as are necessary for the proper performance of its or their obligations hereunder or in favour of any other third party and for the performance of any of the Landlord's Services Together With such rights of access and entry on over and through the Unit as are necessary in the event of emergency or accident in any other part of the Warwick Innovation Centre

3 The right for the Landlord and others as aforesaid at any time or times hereafter to build or rebuild or alter or permit to be built or rebuilt or altered any buildings or erections (other than the Unit) upon any adjoining property now or hereafter belonging to the Landlord or any associated company of the Landlord according to such plans and to such height extent or otherwise and in such manner as the Landlord shall think fit without obtaining any consent from or making any compensation to the Tenant notwithstanding that such buildings as so built rebuilt or altered may obstruct any lights windows or other openings in or on the Unit

4 The right for the Landlord or the Managing Agent from time to time to make add to or amend regulations for the management or administration or preservation of the amenities of the Warwick Innovation Centre or any part thereof or for the general convenience of the occupiers of the Warwick Innovation Centre

5 The right (so far as necessary in common with the Tenant) for the Landlord and others aforesaid to the free passage and running of all services and other matters within the Perpetuity Period from and to any adjoining or neighbouring property not included in the Unit through and from the Service Media within the Unit Together with all easements rights and privileges necessary and proper for inspecting cleaning repairing maintaining and reinstating the same

6 The full and free right and liberty for the Landlord and others as aforesaid to enter (after reasonable notice but immediately in case of emergency) upon the unit at all reasonable times for the purpose! of connecting laying inspecting repairing cleansing maintaining amending altering replacing relaying or renewing the Service Media and any part or parts thereof and to erect construct or lay in under over or across the Unit any Service Media to other premises within the Warwick Innovation Centre the person or persons exercising such right making good any damage thereby occasioned to the Unit

7 The full and free right to enter on the Unit and all other rights powers and privileges of whatsoever kind as are necessary to enable the Landlord (if it elects so to do) and others authorized by it to remedy any and all breaches of covenant by the Tenant

8 Full right of lateral and subjacent support for the remainder of the Warwick Innovation Centre

                               THE SECOND SCHEDULE

                          THE SERVICE CHARGE PROVISIONS

1 Accounts for the Landlord's Costs reasonably and properly incurred in connection with the provision of the Landlord's Services and amenities and complying with the obligations mentioned in the Third Schedule to this Lease (including such sum or sums of money by way of reasonable provision for anticipated expenditure in respect thereof as the Landlord or the Managing Agent may in its or his sole discretion allocate to the year in question as being fair and reasonable in the circumstances) and all costs expenses and contributions to the servicing management and operation of the Warwick Technology Park that the Landlord may be required to make from time to time for each year of the Term (ending on the 29 September in each year) shall be prepared and a copy of each such account shall be supplied by the Landlord to the Tenant within six months of the period to which it relates together with a copy of a certificate from the Managing Agent that such account is correct and such certificate shall save in the case of manifest error be final arid binding on both parties

2 The Managing Agent shall determine and certify the Service Charge which shall be a fair proportion (calculated at the sole discretion of the Managing Agent) of the Landlord's Costs attributable to the Unit calculated upon the proportion that the gross area of the Unit bears to the gross area of the Lettable Areas of the Warwick Innovation Centre and such certificate given by the Managing Agent shall (except in case of manifest error) be final and binding upon both parties

3 The Tenant shall pay to the Landlord the amount of the Service Charge in the manner following that is to say:

3.1 On the first day of each calendar month during the Term the Tenant shall pay to the Landlord in advance one twelfth of the amount reasonably and properly estimated from time to time by the Landlord or the Managing Agent to be the proportion of the Landlord's Costs attributable to the Unit (hereinafter called the Estimated Service Charge) for the following period of twelve months

3.2 Within 14 days after the service by the Landlord or the Managing Agent on the Tenant of the copy of any account and certificate referred to in paragraphs 1 and 2 of this Schedule the Tenant shall pay to the Landlord the balance by which the Service Charge exceeds the total sums paid by the Tenant to the Landlord pursuant to paragraph 3.1 of this Schedule for the period to which such account relates and it is hereby agreed that if the Service Charge for any period falls short of the total sums paid by the Tenant to the Landlord pursuant to sub-clause 3.1 or this Schedule for the period to which such account or certificate relates appropriate credit for the same will be given to the Tenant in respect of the next following service charge period or returned at the expiry of the Term

4 It is hereby agreed and declared that for the purposes of this Schedule the Managing Agent's certificate from time to time as to gross areas referred to herein shall be final and binding upon both parties except in case of manifest error

                               THE THIRD SCHEDULE

          (THE LANDLORD'S SERVICES REFERRED TO IN THE SECOND SCHEDULE)

1 Where necessary providing repairing decorating maintaining cleansing drainage lighting repainting replacing resurfacing relocating altering amending and renewing as often as may be necessary at the sole discretion of the Managing Agent the whole of the Warwick innovation Centre including without prejudice to the generality of the foregoing all existing and future fixtures and fittings thereof and equipment apparatus or installation or security heating lighting or air conditioning systems conference facilities therein or thereon and any amenities of Service Media except those things or parts thereof which are the sole responsibility of any occupier from time to time thereof

2 All costs and charges and expenses of abating a nuisance and of executing all such works as may be necessary for complying with any notice served by a Local Authority in connection with the Warwick Innovation Centre or any part thereof insofar as the same is not the liability of any individual tenant of any part thereof

3 Providing replacing and maintaining all existing and any future boundary hedges walls end fences and plants shrubs trees hedges and grassed and garden hard surfaced roadway car parking or loading areas forming part of the Warwick Innovation Centre or any part or parts thereof and keeping the same properly cultivated free from weeds and regularly cut or pruned surfaced and traffic or pedestrian controlled as deemed appropriate by the Managing Agent at his sole discretion

4 Insuring such equipment apparatus or amenities where provided and insuring any staff office or residential accommodation for personnel and any housing for plant necessary for or incidental to the carrying out of the Landlord's Services and any other services and amenities which the Managing Agent may from time to time at his sole discretion consider desirable or for the benefit of the Warwick Innovation Centre or any of its occupants

5 Providing (a) a sinking fund (in accordance with an accounting practice approved by the Managing Agent from lime to time) and/or (b) interest upon any loan required to produce moneys to cover coats of providing the Landlord's Services or any other services referred to at paragraph 4 above or any capital plant equipment amenity or thing connected therewith

6 Providing and paying the costs charges and remuneration (including any employers tax insurance or pension contribution) of any staff servant or agents (including without prejudice to the generality of the foregoing any administrator receptionist typist solicitor surveyor accountant or other professional body and any necessary accommodation therefor) to manage and administer the Warwick Innovation Centre or carry out any of the Landlord's Services or any other services referred to at paragraph 4 above

7

7.1 The insurance of the whole of the Warwick Innovation Centre or any part thereof in respect of any property owners' public liability; and

7.2 Insurance against any risks for which the Landlord may be liable as an employer of persons working or engaged in the administration or maintenance of the Warwick innovation Centre insofar as or to the extent that the same may not be the responsibility of any Tenant therein

EXECUTED as a DEED by         )
UNIVERSITY OF WARWICK         )
SCIENCE PARK INNOVATION       )          /s/ N.T. Thir
CENTRE LIMITED                )          ---------------------------------------
acting under the hand of two  )          Director
directors or a director and a )

                                         /s/ UNM Haiw
                                         ---------------------------------------
                                         Secretary


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